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                                                                     Exhibit 4.2
                                                                     -----------

          [SPECIMEN NEWELL RUBBERMAID INC. COMMON STOCK CERTIFICATE]

                                  NEWELL CO.
    [STAMP AFFIXED WITH THE WORDS "NAME CHANGED TO NEWELL RUBBERMAID INC."]
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

  NUMBER                                                            COMMON STOCK
CN
                                                                       SHARES

[Graphic depicting a statue of a woman
holding a sign with Newell's logo]                             SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                                               CUSIP 651229 10 6

THIS CERTIFIES THAT


IS THE OWNER OF

     FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $1 PAR VALUE

of Newell Co. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued under and shall be subject to all of the provisions of the Certificate of Incorporation and the By-Laws of the Corporation and any amendments thereto, copies of which are on file with the Corporation and the Transfer Agent, to all of which the holder, by acceptance hereof, assents. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

[Newell logo]
[Newell corporate seal]

Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
                         /s/ Richard H. Wolff       /s/ John J. McDonough
                         --------------------       -----------------------
                         SECRETARY                  VICE CHAIRMAN AND
                                                    CHIEF EXECUTIVE OFFICER


                         Countersigned and Registered:
                         FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                                    Transfer Agent and Registrar

                         by

                         Authorized signature
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[Sticker affixed to certificate with the following text: "This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Newell Co. and First Chicago Trust Company of New York dated as of August 6, 1998 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Newell Co. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Newell Co. will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly upon receipt of a written request therefor. Under certain circumstances, Rights beneficially owned by any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether then held by or on behalf of such Person or by any subsequent holder, may become null and void."]

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM  -- as tenants in common  UNIF GIFT MIN ACT..........Custodian.....
                                                         (Cust)          (Minor)
     TEN ENT  -- as tenants by the entireties      under Uniform Gifts to Minors
                                                   Act
     JT TEN  -- as joint tenants with rights of
                survivorship and not as tenants    ............................
                in common                                   (State)

        Additional abbreviations may also be used though not in the above list.

     For value received _____ hereby sell assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

AFFIX MEDALLION SIGNATURE              X
GUARANTEE IMPRINT BELOW                 ----------------------------------------
                                                 (SIGNATURE)

                                       X
                                        ----------------------------------------
                                                 (SIGNATURE)
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                                       -----------------------------------------
                                       ABOVE SIGNATURE(S) TO THIS ASSIGNMENT
                                       MUST CORRESPOND WITH THE NAME AS WRITTEN
                                       UPON THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                       THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                       ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                       SECURITIES BROKER/DEALER, COMMERCIAL BANK
                                       & TRUST COMPANY SAVINGS AND LOAN
                                       ASSOCIATION OR A CREDIT UNION
                                       PARTICIPATING IN A MEDALLION PROGRAM
                                       APPROVED BY THE SECURITIES TRANSFER
                                       ASSOCIATION, INC.